Dover Corporation J.P. Morgan Industrials Conference March 16, 2021 Rich Tobin, President & CEO Exhibit 99.1

2 Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks, including the impacts of the novel coronavirus (COVID-19) on the global economy and on our customers, suppliers, employees, operations, business, liquidity and cash flow. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2020, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP.

Dover Profile

Highlights

- **Strong Businesses:** Premium industrial franchises that partner with customers for innovative equipment and components, consumable supplies, aftermarket parts, software and digital solutions, and support services
- **Global Scale:**
  - 23,000+ employees worldwide
  - 18 operating companies
- **Consistent and Attractive Value Creation:** Leading shareholder returns; strong and stable through-cycle FCF(1)

Segment Snapshot

Engineered Products



$1.5B

Fueling Solutions



$1.5B

Imaging & Identification



$1.0B

Pumps & Process Solutions



$1.3B

Refrigeration & Food Equipment



$1.3B

(2020 Revenue, $B)

Note: (1) Non-GAAP measures (definition in appendix)

3

DOVER

4 Dover Strategy Delivers Through-Cycle Value Creation Cumulative Total Shareholder Return(2)Revenue and Adj. Segment EBIT Margin(1) Note: (1) Non-GAAP measures (definitions and/or reconciliations in appendix). (2) Source: Capital IQ. 12/31/17 12/31/18 12/31/19 12/31/20 DOV S&P 500 Industrials (Sector) 65% 25% $7.0B $7.1B $6.7B 14.8% 2018 2020 16.6% 2019 16.7% $7.2 – 7.3B 2021E Adj. Segment EBIT Margin (%) Revenue ($B) ~25-35% conversion margin(1) $4.97 $5.93 $5.67 2018 2019 2021E2020 $6.25-$6.45 +8-9% CAGR Adj. Earnings Per Share(1)

2020 Performance

Top Line Resilience

Monthly Bookings[2]
(% Y-o-Y change)


0%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

- -6.6% 2020 organic revenue[1] decline well-ahead of peer median
- Year-end backlog[2] +21% vs. '19
- Positive bookings trends across majority of portfolio

Margin Improvement

Adj. Segment EBITDA Margin[1]


+40 bps
20.3%
20.7%
2019
2020

- Full year margin accretion despite volume headwinds
- Progress on four center-led initiatives driving synergy from the portfolio

Robust Cash Flow

Free Cash Flow[1]


+24%
$758M
$939M
2019
2020

- Year-over-year cash flow +$181M
- 2020 cash flow 14.1% of revenue

Note: (1) Non-GAAP measures (definitions and reconciliations in appendix) (2) See performance measures definitions in appendix

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DOVER

Capital Allocation

Capital Allocation Priorities

1 Invest Organically

- Capacity for growth
- Digitization, e-commerce
- Innovation and R&D
- Productivity and automation

2 Grow through Acquisitions

- Ample opportunity in core markets
- Possible larger deals if high fit
- Strict strategic fit and financial discipline criteria

3 Return Capital

- Dividend: Grow and target ~30% payout
- Share Repurchases if investment opportunities do not materialize

2020 Results

Strategic growth and productivity CapEx projects completed in 2020

7 bolt-ons; ~$320M[1] of net acquisition spend (highest activity since 2016)

$391M[2] of capital returned to shareholders

2021 Dry Powder[3]

($B)



Incremental capacity – leverage up to 3.5x

~$1.5 - 2.0B

+ Leverage up to 2.5x

~$1.1 - 1.3B

Excess Cash
+ '21 Free Cash Flow

2021 Dry Powder

Note: (1) Acquisitions (net of cash acquired) less proceeds from divestitures. (2) Dividends plus share repurchases.
(3) Capital available for allocation. Based on 2021 guidance of 8-10% revenue growth, free cash flow of 11-13% of revenue, and 25-35% conversion. Assumes $175M minimum cash balance.

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DOVER

Investments in Four Core Enterprise Capabilities Driving Efficiency and Growth

Dover Digital

Efficiency Growth

Operational Excellence

Efficiency

Dover Business Services

Efficiency

India Innovation Center

Efficiency Growth

Significant investments in enterprise capabilities

50+% increase in FTEs



# of FTEs
733
~1,100
2019
2021E

~$20M cumulative CapEx '19-21F



Capex $M
2019
2020
2021E

Center-led initiatives drive synergistic value of Dover portfolio

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DOVER

8 Q1 2021 Trends  Broad demand strength YTD: year-over-year bookings(1) and backlog(1) up double- digits, growing in all five segments – Particularly strong order intake in food retail (incl. natural refrigerant business), can making, heat exchangers, pumps & biopharma, industrial automation, waste hauling – Recovery underway in underground fueling, vehicle services; sequential improvement in foodservice equipment and textile printing  Efficiency gains, pricing and mix more than offsetting cost inflation Note: (1) See performance measures definitions in appendix

9 Appendix

10 Reconciliation of Earnings from Continuing Operations to Adj. Segment EBIT and Adj. Segment EBITDA and Calculation of Adj. Segment EBIT Margin and Adj. Segment EBITDA Margin (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs Note: Numbers may not add due to rounding ($ in millions) FY 2020 FY 2019 FY 2018 Revenue 6,684 7,136 6,992 Earnings from Continuing Operations 683 678 591 Add back: Corporate expense 127 124 130 Interest expense, net 108 121 122 Income tax expense 158 165 134 Loss on extinguishment of debt - 24 - Segment earnings (EBIT) 1,077 1,112 977 EBIT % 16.1% 15.6% 14.0% Adjustments: Rightsizing and other costs 44 27 59 Gain on disposition (5) - - Loss on assets held for sale - 47 - Adjusted EBIT - Segment 1,116 1,186 1,036 Adjusted EBIT % 16.7% 16.6% 14.8% Adjusted depreciation and amortization expense(1) 265 263 269 Adjusted EBITDA - Segment 1,381 1,449 1,305 Adjusted EBITDA % 20.7% 20.3% 18.7%

11 Reconciliation of Adjusted Net Earnings from Continuing Operations to Net Earnings from Continuing Operations and Calculation of Adjusted Diluted EPS under U.S. GAAP Note: Numbers may not add due to rounding ($ in millions, except per share data) FY 2020 FY 2019 FY 2018 Net earnings from continuing operations ($) 683 678 591 Acquisition-related amortization, pre tax 139 138 146 Acquisition-related amortization, tax impact (34) (35) (37) Rightsizing and other costs, pre tax 51 32 73 Rightsizing and other costs, tax impact (11) (7) (15) Loss on extinguishment of debt, pre-tax - 24 - Loss on extinguishment of debt, tax impact - (5) - Gain on disposition, pre tax (5) - - Gain on disposition, tax impact 1 - - Loss on assets held for sale - 47 - Tax Cuts and Jobs Act - - (3) Adjusted net earnings from continuing operations ($) 824 872 756 Weighted average shares outstanding – diluted 145 147 152 Diluted EPS from continuing operations ($) 4.70 4.61 3.89 Acquisition-related amortization, pre tax 0.95 0.94 0.96 Acquisition-related amortization, tax impact (0.24) (0.24) (0.24) Rightsizing and other costs, pre tax 0.35 0.22 0.48 Rightsizing and other costs, tax impact (0.07) (0.06) (0.10) Loss on extinguishment of debt, pre-tax - 0.16 - Loss on extinguishment of debt, tax impact - (0.04) - Gain on disposition, pre tax (0.03) - - Gain on disposition, tax impact 0.01 - - Loss on assets held for sale - 0.32 - Tax Cuts and Jobs Act - - (0.02) Adjusted diluted EPS from continuing operations ($) 5.67 5.93 4.97

12 Reconciliation of Free Cash Flow, Organic Revenue Growth, and EPS to Adjusted EPS Guidance Note: Numbers may not add due to rounding FY 2020 Organic (6.6)% Acquisitions 1.0% Dispositions (0.7)% Currency translation - % Total (6.3)% ($ in millions) FY 2020 FY 2019 Net Cash Provided by Operating Activities 1,105 945 Capital expenditures (166) (187) Free Cash Flow 939 758 Free Cash Flow as a % of Revenue 14.1% 10.6% 2021 Guidance for Earnings per Share (GAAP) $ 5.42 $ 5.62 Acquisition-related amortization,net 0.72 Rightsizing and other costs, net 0.11 2021 Guidance for Adjusted Earnings per Share (Non-GAAP) $ 6.25 $ 6.45 Range

13 Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Earnings from Continuing Operations: is defined as earnings from continuing operations adjusted for the effect of acquisition-related amortization, rightsizing and other costs, gain on dispositions, loss on debt extinguishment, loss on assets held for sale, and the Tax Cuts and Jobs Act. Adjusted Diluted Net Earnings Per Share: is defined as adjusted earnings from continuing operations divided by average diluted shares. Adjusted Segment EBIT: is defined as earnings from continuing operations before income taxes, net interest expense, corporate expenses, loss on debt extinguishment, rightsizing and other costs, gain on dispositions, and loss on assets held for sale. Adjusted Segment EBIT Margin: is defined as adjusted segment EBIT divided by revenue. Adjusted Segment EBITDA: is defined as adjusted segment EBIT plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted Segment EBITDA Margin: is defined as adjusted segment EBITDA divided by revenue. EBIT Conversion Margin: is defined as the change in total adjusted segment earnings (EBIT) divided by the change in revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Free cash flow as a percentage of revenue equals free cash flow divided by revenue. Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisitions and dispositions. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures.

14 Performance Measure Definitions Definitions of Performance Measures: Bookings represent total orders received from customers in the current reporting period. This metric is an important measure of performance and an indicator of revenue order trends. Backlog represents an estimate of the total remaining bookings at a point in time for which performance obligations have not yet been satisfied. This metric is useful as it represents the aggregate amount we expect to recognize as revenue in the future. We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other users of our financial information in assessing the performance of our segments.